1947K/WPAWestern Pacific Airlines







                            CUSTOMER SUPPORT DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                         WESTERN PACIFIC AIRLINES, INC.





                   Exhibit C to Purchase Agreement Number 1947


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CUSTOMER SUPPORT DOCUMENT NO. 1947

Dated

Relating to

BOEING MODEL 737-300 AIRCRAFT



             This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1947 between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-300 aircraft. This Customer Support Document consists of the following parts:


             PART A           Boeing Maintenance Training Program

             PART B           Boeing Customer Support Services

             PART C           Boeing Flight Training Program

             PART D           Technical Data and Documents

             PART E           Buyer's Indemnification of Boeing and Insurance

             PART F           Alleviation or Cessation of Performance


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                                     PART A

                       BOEING MAINTENANCE TRAINING PROGRAM


1.           General.

             This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle,
Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.           Maintenance Training Planning Conference.

             Within 30 days after execution of the Agreement, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.           Maintenance Training Program.

             The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii), if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:


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             3.1         General Familiarization Course.

                         This course provides  general  systems  information for
Buyer's upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

One class; up to 24 students.

             3.2         Mechanical/Power Plant Systems Course.

                         This  course  provides  mechanical  instruction  on the
maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

Two classes; up to 15 students per class.

             3.3         Electrical Systems Course.

                         This course provides electrical instruction on
the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

Two classes; up to 15 students per class.

             3.4         Avionics Systems Course.

                         This course provides instruction on the
maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

Two classes; up to 15 students per class.

             3.5         Corrosion Prevention and Control Course.

                         This course provides instruction on aircraft
corrosion prevention and control.

One class; up to 10 students.


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             3.6         Aircraft Rigging Course.

                         This course provides instruction on aircraft rigging to
provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

One class; up to 6 students at a mutually acceptable alternate facility. The conditions set forth in paragraph 5 below will be applicable with respect to Boeing providing such course.

             3.7         Advanced Composite Repair Course.

                         This course provides instruction for Buyer's structural
repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

4.           Post-Delivery Practical Observation.

             If requested by Buyer prior to the conclusion of the Maintenance Training Planning Conference, Boeing will coordinate the assignment of up to 8 of Buyer's maintenance personnel to observe the routine maintenance practices Boeing performs on the Aircraft during Buyer's flight training in the Seattle area.


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5.           Training at a Facility Other Than Boeing's.

             If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course at a mutually acceptable alternate training site, subject to the following conditions:

             5.1         Buyer  will be  responsible  for  providing  acceptable
classroom  space  and  training   equipment   required  to  present  the  Boeing
courseware.

             5.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

             5.3         Buyer   will    reimburse    Boeing   for    round-trip
transportation for Boeing's instructors and training materials between Seattle and such alternate training site.

             5.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing or its employees as a result of Boeing's providing the training at such alternate site.

             5.5 Those portions of the training that require the use of Boeing's training devices shall be conducted at Boeing-designated facilities.

6.           Supplier Training.

             The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.


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7.           Student Training Material.

             No revision service will be provided for the material provided hereunder.

             7.1         Manuals.

                         Boeing will provide at the beginning of each
Maintenance Training course one copy of a training manual or equivalent for each student attending such course.

             7.2         Panel    Description/Component    Locator/Field    Trip
Checklist Manual.

                         Boeing    will    provide    1   copy    of   a   Panel
Description/Component Locator/Field Trip Checklist Manual for each student in the applicable Maintenance Training course.

8.           Other Training Material.

             Boeing will provide to Buyer 1 set of the following training materials, as used in the General Familiarization and Aircraft systems courses /and Conversion course/.
Revision service will not be provided.

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             8.1         Visual Aids.

                         8.1.1       8-1/2  x   11-inch   blackline   projection
transparencies.

                         8.1.2       Full-scale  instrument panel wall charts in
the form of black and white copies and mylar reproducible copies.

                         8.1.3       Training slides.

             8.2         Reproducible Masters.

                         8-1/2 x  11-inch  prints  suitable  for black and white
reproduction of all graphics and applicable text.

             8.3         Video Programs.

                         Video  programs  on 3/4-inch  U-matic or  1/2-inch  VHS
cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

             8.4         Courseware.

                         Boeing  will   provide  one  (1)  set  of   Micro-PLATO
courseware, as used in the maintenance training courses described in paragraphs 3.2, 3.3 and 3.4, and instructions for courseware installation and operation. These lessons run on DOS based platforms.


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             8.5         Shipment of Materials.

                         The training materials  described above will be shipped
to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

             8.6         Training Material - Aircraft Configuration.

                         The  visual  aids and  reproducible  masters  described
above  will,  at  the   conclusion  of  the  shipments   thereof,   reflect  the
configuration of the first Aircraft as delivered to Buyer.

9.           Course Completion Records.

             At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

             9.1         Master copies of all examinations given.

             9.2         Attendance and examination records for each student.

             9.3 Certificate of Completion for each course each student successfully completes.


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                                     PART B

                        BOEING CUSTOMER SUPPORT SERVICES


1.           General.

             This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.           Field Service Engineering.

             Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

             2.1 Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

             2.2 Buyer will furnish at no charge to Boeing suitable office space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where Boeing is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

             2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

             2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.

3.           Additional Engineering Support Services.


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             Boeing will,  if requested by Buyer in writing,  provide  technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

             3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer, in order to determine the nature of the problem and its cause and to suggest possible solutions;

             3.2 analysis of and comment on Buyer's engineering releases relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

             3.3 analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, or on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.           Special Services.

             4.1         Facilities, Ground Equipment and  Maintenance  Planning
Assistance.

                         Boeing will, at Buyer's request,  send qualified Boeing
engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.


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             4.2         Additional Services.

                         Boeing  may,  at Buyer's  request,  provide  additional
special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to
(i) mutually acceptable price, schedule and scope of work and (ii) Boeing's then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

             4.3         Post-Delivery Aircraft Services.

                         If Boeing  performs  unanticipated  work on an Aircraft
after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

                         4.3.1       Title  to and  risk  of  loss  of any  such
Aircraft will at all times remain with Buyer.

                         4.3.2       The  provisions of the Boeing  Warranty set
forth in Exhibit B of this Agreement will apply to such work.

                         4.3.3       Buyer will  reimburse  Boeing for such work
to the extent that it is not covered by the Boeing Warranty applicable to the Aircraft.

                         4.3.4       The disclaimer and Release and Exclusion of
Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

                         4.3.5       In  performing  such work,  Boeing may rely
upon the commitment authority of Buyer's personnel requesting such work.

5.           Additional Informational Services.

             Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.


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                                     PART C

                         BOEING FLIGHT TRAINING PROGRAM


1.           General.

             This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, unless otherwise specified herein. If any part of the Flight Training is not used by Buyer within 6 months after delivery of the first Aircraft, Boeing will not be obligated to provide such Flight Training at a later date unless the parties have otherwise agreed in writing.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.           Flight Training Planning Conference.

             Within 30 days after execution of the Agreement, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Flight Training.

3.           Flight Training Program.

             The  Flight   Training   Program  will  consist  of  the  following
transition training:

             3.1         Flight Crew Training Course.

                          This  FAA-approved  course is designed to train flight
crews to operate the Aircraft safely and efficiently under both normal and nonnormal conditions. The course includes systems and procedures training, flight simulator

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training and actual flight  training  utilizing an Aircraft  delivered to Buyer.
The flight crew training may include instructor training of an agreed upon number of Buyer's personnel.

Two classes; up to 4 cockpit crews in each class.

             3.2         Flight Dispatcher Training Course.

                          This course provides  familiarization  training on the
Aircraft's systems, operation, performance capabilities and a brief description of the Aircraft's limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

Two classes; up to 6 students per class.

             3.3         Flight Attendant Training Course.

                          This course provides familiarization training
for airline passenger service personnel. It includes a description of the Aircraft and its features. Emphasis is placed on the equipment and furnishings with which the flight attendant is concerned. Particular attention is given to the attendant's functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

Two classes; up to 12 students per class.


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             3.4         Performance Engineer Training Courses.

                         Three  types of courses are offered. A schedule for the
courses is published and mailed to all Boeing aircraft operators semiannually and an agreed upon number of Buyer's personnel may attend.

                         3.4.1       General Performance Engineer Course.

                                     This  course  provides   detailed  aircraft
performance information for personnel involved in route planning, performance analysis and evaluation and engineering flight testing. The course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

                         3.4.2       Model-Specific Performance Engineer Course.

                                     This  course  relates to a  specific  model
aircraft. It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.

                         3.4.3       Operational  Performance  Engineer  Course.

                                     This  course is directed  toward  personnel
who have completed the performance engineer general and specific courses and have several years' related experience. The course includes expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations.

4.           Training at a Facility Other Than Boeing's.

             If requested prior to the conclusion of the Flight Training Planning Conference, Boeing will conduct the Flight Crew, Flight Dispatcher and Flight Attendant training at a mutually acceptable alternate training site, subject to the following conditions:


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             4.1         Buyer will be responsible for providing classroom space
acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

             4.2 Buyer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

             4.3         Buyer   will    reimburse    Boeing   for    round-trip
transportation for Boeing's flight training instructors and materials between Seattle and such alternate site.

             4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

             4.5 Those portions of the training that require the use of Boeing's training devices will be conducted at Boeing-designated facilities.

5.           Student Training Material.

             Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

             5.1         Flight Crew Course.

                         Operations Manual
                         Quick Reference Handbook
                         Student Training Manual
                         Flight Crew Training Manual
                         Instrument Training Manual - as required

             5.2         Flight Dispatcher Course.

                         Flight Dispatcher Training Manual

             5.3         Flight Attendant Course.

                         Flight Attendant Training Manual


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             5.4         Performance Engineer Courses.

                         Assorted documents, excerpts and handouts.

6.           Other Training Materials.

             At the conclusion of the Flight Training, Boeing will provide one set of the following material, as used in the Flight Training Program. Revision service will not be provided for these materials.

             6.1         Computer Based Training (CBT).

                         Boeing will provide a copy of Boeing developed
CBT materials used in the Flight Training Program. This CBT courseware will reflect major configuration options delivered on Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

                         6.1.1       1 copy of lesson files supplied on
CD-ROM disc.

                         6.1.2       1  paper  copy  of  loading  and  operation
instructions for installing the lessons on an MS-DOS compatible Personal computer or File Server.

                         6.1.3       1 copy of the runtime software  required to
run the CBT lessons.

             6.2         Full-Scale Color Instrument Panel Wall Charts.

             6.3         Flight Crew Training Record.

             6.4         Examinations Questions.

             6.5         Student Training Manual.

             6.6 Video programs on 3/4-inch U-matic or 1/2 inch VHS cassette format in NTSB, PAL or SECAM standards as selected by Buyer.


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             6.7         Flight Attendant Manual (50 copies).

             6.8 Flight Attendant Training Course (script, slides and video tapes on 3/4-inch u-matic or 1/2 inch VHS cassette format in NTBC, PAL or SECAM standards as selected by Buyer).

7.           Ferry Assistance.

             7.1 Subject to availability and if requested by Buyer, Boeing will provide flight crew personnel to ferry, or assist in ferrying, Buyer's first Aircraft to a Buyer-designated base.

             7.2 If requested by Buyer and subject to availability, Boeing will provide a Boeing navigator and a navigational aid ferry kit for the ferry flight of Buyer's first Aircraft, subject to the following:

                         7.2.1       timely   receipt   by  Boeing  of   Buyer's
purchase order to cover the payments referred to herein;

                         7.2.2       acceptance    by    Buyer    of    Boeing's
then-standard agreement related to the provision of the navigational aid ferry kit;

                         7.2.3       payment by Buyer of  Boeing's  then-current
per diem charge for the Boeing navigator for each day, or fraction thereof, such navigator is away from Seattle, including travel time;

                         7.2.4       reimbursement  of  Boeing  by Buyer for the
cost of return-trip transportation for such navigator to Seattle;

                         7.2.5       payment  by  Buyer,  or   reimbursement  of
Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees hereunder.

                         7.2.6       Buyer will also comply  with the  insurance
requirements set forth in Part E of this Exhibit C.


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8.           Revenue Service Training.

             Boeing will provide revenue service training (Revenue Service Training) for Buyer's flight crews for up to 90 calendar days of instructor pilot services at a base designated by Buyer. Such training will be conducted by the Boeing instructor pilot(s) on Buyer's Aircraft during revenue service. The training period will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s).

9.           Flight Operations Support.

             9.1 Approximately 6 months after completion of the Revenue Service Training, Boeing will, if requested by Buyer, provide at a Buyer-designated base the services of 1 instructor pilot for a period of approximately 2 weeks to review Buyer's flight crew operations, and/or to assist Buyer's instructor personnel in conducting proficiency checks. Such review or assistance will be during flight operations on Buyer's Aircraft by the Boeing instructor pilot and will be limited to observations of Buyer's cockpit crew. Buyer will reimburse Boeing for round-trip transportation for such instructor pilot between Seattle and Buyer's designated base.


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             9.2         Subject to availability of instructor personnel, Boeing
will, from time to time, provide at a Buyer-designated base 1 instructor pilot for brief periods for the purpose of providing information regarding current operational procedures and flight observations by such instructor pilot on Buyer's Aircraft when appropriate.

10.          Operations Engineering Support.

             If requested by Buyer, Boeing will provide operations engineering support during the ferry flight referred to above. Thereafter, for so long as any Aircraft is operated by Buyer in scheduled revenue service, Boeing will provide, from time to time, operations engineering support in Seattle or at a Buyer-designated base, as the parties may agree. Such support will include: (i) assisting Buyer in analyzing and preparing performance data to be used in the establishment of operating practices and policies for Buyer's efficient operation of the Aircraft; (ii) assisting Buyer in interpreting the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance through in-service audits; (iii) assisting Buyer in solving operational problems associated with delivery and route-proving flights; and (iv) providing information regarding significant service items relating to Aircraft performance or flight operations.

11.          General Terms and Conditions and Indemnification.

             11.1 Boeing flight instructor personnel will not be required to work in excess of 5 days per week, nor in excess of 8-hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying; provided, however, that the foregoing restrictions will not apply with respect to ferry assistance or Revenue Service Training services, which will be in accordance with FAA rules and regulations, unless otherwise agreed during the Flight Training Planning Conference.

             11.2 Buyer will pay or reimburse Boeing for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing Revenue Service Training.

             11.3 Boeing will provide normal line maintenance services for any Aircraft delivered to Buyer while such Aircraft is used for a Flight Crew Training Course at or near Seattle. Buyer will provide such services if a Flight Crew Training Course is conducted elsewhere. Normal line

P.A. No. 1947                          C
K/WPA                                 C-8
maintenance is defined as that standard of line maintenance that Boeing might reasonably be expected to furnish to its flight crew training customers at Boeing Field, Seattle, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Regardless of the location of such training, Buyer will be responsible for the acquisition and supply of, and the charges for, all maintenance items (other than those included in normal line maintenance) required during such training, including, but not limited to, fuel, oil, landing fees and spare parts. In addition, if such training is conducted at or near Seattle, and if the training Aircraft is damaged during such training, except for Major Damage (as hereinafter defined) Boeing will make all necessary repairs to the damaged Aircraft. Such repairs will be performed by Boeing as promptly as possible. Buyer will pay Boeing's reasonable charge, including the price of parts and materials, for making such repairs. At Buyer's request Boeing will also repair Major Damage to such Aircraft, provided Boeing and Buyer enter into an agreement for additional services as provided for in this Customer Support Document. Major Damage is defined as damage for which Boeing's charge for labor is estimated by Boeing to exceed $25,000.

             11.4 During the Flight Training contemplated hereunder, several airports in the states of Washington, Montana and Oregon, as well as the services of the fixed base operator at Grant County Airport at Moses Lake, Washington, may be used. Unless otherwise agreed during the Flight Training Planning Conference, it will be Buyer's responsibility to make arrangements for the use of such airports.

             11.5 If Boeing makes arrangements on behalf of Buyer for the use of airports for flight training hereunder, Boeing will pay on Buyer's behalf any landing fee charged to Buyer by any airport used in conjunction with the Flight Training provided in the Seattle area. Not later than 30 days prior to the start of such Flight Training, Buyer will provide to Boeing an open purchase order against which Boeing will invoice Buyer for any such landing fee paid by Boeing on Buyer's behalf. Such invoice will be submitted to Buyer approximately 60 days after completion of such Flight Training when all landing fee charges have been received and verified. Payment by Buyer to Boeing will be made within 30 days of the date of such invoice.


P.A. No. 1947                          C
K/WPA                                 C-9

             11.6 If requested by Boeing, Buyer will make available to Boeing a delivered Aircraft for the purpose of familiarizing Boeing instructor or ferry flight crew personnel with operating special equipment or systems installed in such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain such instructor's or flight crew member's FAA license for flight proficiency or landing currency for aircraft of the same model type as the Aircraft, Boeing will be responsible for the cost of fuel, oil, landing fees and spare parts attributable to that portion of any flight. Buyer's authorization of the use of its Aircraft pursuant to this paragraph applies only to Boeing instructors assigned to conduct Flight Training and a reasonable number of alternate instructors and to members of any flight crew (including navigator, if needed) who will participate in the ferry flight of an Aircraft hereunder.

P.A. No. 1947                          C
K/WPA                                 C-10

                                     PART D

                          TECHNICAL DATA AND DOCUMENTS


1.           General.

             Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 29 excluding FRM/FIM to Air Transport Association of America (ATA) Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data", with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.           Treatment of Data and Documents.

             2.1 The data and documents provided by Boeing under this Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also

P.A. No. 1947                          C
K/WPA                                 D-1
belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

             2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

             2.3 Any Document may be provided to Buyer's contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.           Document Formats and Quantities.

             The Documents set forth in the Attachment will be provided by Boeing to Buyer in the quantities and formats specified therein. Where available, Buyer may select Boeing standard digital format as the delivery medium or, alternatively, Buyer may select a reasonable quantity of printed (one-side or two-side) and 16mm microfilm (diazo or silver halide) formats. When Boeing standard digital format is selected, Buyer may also select no more than 5 copies of printed and microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only. The standard digital format used to deliver data and documents furnished by Boeing is structured essentially in accordance with the Digital Data Standards portion of ATA Specification No. 100, revision 28 or later for text and graphics. The text is delivered in SGML or print file format. The graphics are delivered in Computer Graphics Metafile (CGM) vector format and Tagged Image File Format (TIFF) raster format. The following is a list of exceptions to these formats. The Illustrated Parts Catalog (IPC) text is delivered in a fixed field format and graphics are delivered in TIFF. The Wiring Diagram Manual (WDM)

P.A. No. 1947                          C
K/WPA                                 D-2
and System Schematics Manual (SSM) can be delivered in ATA compliant formats (SGML text and CGM graphics) in accordance to a Boeing Document Type Definition
(DTD). Data will be provided on standard magnetic tape unless otherwise shown in details of Part D.

4.           Data and Documents - Incremental Increase.
             -----------------------------------------

             Until one year after delivery of the last Aircraft, Buyer may annually request in writing a reasonable increase in the quantity of the technical Documents identified in the Attachment with the exception of microfilm master copies, digital formats, and all others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge to Buyer beginning with the next normal revision cycle. Buyer may request a decrease in revision quantities at any time.

5.           Advance Representative Copies.

             All advance representative copies referred to in the Attachment will be selected by Boeing from available documents and will be reasonably representative of the Aircraft. Such advance copies will be for advance planning purposes only and may reflect another buyer's aircraft configuration which is similar to Buyer's Aircraft configuration.

6.           Customized Documents.

             All customized Documents referred to in the Attachment will reflect the configuration of the Aircraft as delivered by Boeing to Buyer and any Boeing standard format, instructions or procedures applicable thereto.

7.           Revisions.

             7.1         Revision Service.

                         Boeing will  provide  revisions  to those  Documents so
identified in the Attachment, reflecting changes as developed by Boeing. Such revisions will be provided in the quantities and formats set forth in the Attachment, and will be provided for so long as Buyer operates an Aircraft, unless otherwise specified therein.

P.A. No. 1947                          C
K/WPA                                 D-3

             7.2         Revisions    Based   on   Boeing    Service    Bulletin
Incorporation.

                         If Boeing receives written notice from Buyer that Buyer
intends to incorporate, or has incorporated, any Boeing service bulletin in the Aircraft, Boeing will at no charge issue revisions to the Documents so identified in the Attachment, reflecting the effects of such incorporation into the Aircraft. Such revisions will be issued in the same format and quantity as the original publication to which the revisions pertain, for the period specified in the Attachment and, thereafter, in printed form.

8.           COMPUTER SOFTWARE DOCUMENTATION FOR BOEING
             MANUFACTURED AIRBORNE COMPONENTS AND EQUIPMENT.

             Boeing will provide to Buyer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed in the Aircraft by Boeing and (ii) specific software documents (Software Documentation) available to Buyer from Boeing for the listed components and equipment.

Two copies (printed both sides) of the Computer Software Index will be furnished to Buyer with the Aircraft. Revisions to the Computer Software Index applicable to the Aircraft will be issued to Buyer as such revisions are developed by Boeing for so long as Buyer operates the Aircraft.

Software Documentation will be provided to Buyer upon Buyer's written request therefor after delivery of the Aircraft. The charge to Buyer for Software Documentation shall be Boeing's price to reproduce the Software Documentation so requested. Software Documentation will be prepared essentially in accordance with the provisions of Air Transport Association of America (ATA) Specification No. 102, entitled "Specification for Computer Software Manual," as revised April 20, 1983; but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.


P.A. No. 1947                          C
K/WPA                                 D-4

9.           Supplier Technical Data.

             9.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of such components and equipment make software documentation for such components and equipment available to Buyer in manner similar to that described in paragraph 8 of this Part.

             9.2 The provisions of this paragraph will not be applicable to items of Buyer Furnished Equipment (BFE).

             9.3 Boeing will furnish to Buyer Document "Customer Service and Product Support Agreements for Supplier Designed Equipment." This document contains the terms and conditions of the product support agreements between Boeing and its suppliers, covering suppliers' responsibilities to support Buyer's requirements for data and services in support of the Aircraft.

10.          Buyer Furnished Equipment Data.

             Boeing will incorporate Buyer Furnished Equipment Data into the customized publications and data addressed herein providing Buyer makes the data available to Boeing within 30 days after execution of the Agreement.

11.          Additional Data and Documents.

             If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

12.          Technical Data and Documents Shipping Charges.

             Boeing pays the reasonable transportation costs of the Documents. Buyer is responsible for any customs clearance charges, duties, and value added tax.


P.A. No. 1947                          C
K/WPA                                 D-5

13.          Buyer's Shipping Address.

             The Documents furnished to Buyer hereunder are to be sent to the address set forth below. Buyer will promptly notify Boeing of any change to such address:

             Western Pacific Airlines, Inc.
             5750 E. Fountain Blvd.
             Colorado Springs, Colorado   80916

             Attention:  Technical Publications


P.A. No. 1947                          C
K/WPA                                 D-6

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 1

Item              Description                                Quantity
----              -----------                                --------



A.      FLIGHT OPERATIONS

1.      Airplane Flight Manual

        a.   Advance Representativ              Format:    1  Printed One Side
             Copy                               Revisions: No
                                                Delivery:  90 days after signing
                                                           Purchase Agreement

        b.   Customized Manual                  Format:    1  Printed One Side
                                                Revisions: Yes
                                                Delivery:  On-board each
                                                           Aircraft

                                                Format:    __ Printed One Side
                                                Revisions: Yes
                                                Delivery:  30 days after
                                                           delivery of first
                                                           Aircraft

2.      Operations Manual and
        Quick Reference Handbook

        a.   Advance Representative            Format:     __ Printed  Two Sides
             Copy                              Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

        b.   Customized Manual                 Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

3.      Weight and Balance Manual

        a.   Chapter 1 "Control"

             1.   Advance Representative       Format:     __ Printed Two Sides
                  Copy                         Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

             2.   Customized Manual            Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft


P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 2

Item              Description                                Quantity
----              -----------                                --------



        b.   Chapter 2 "Aircraft               Format:     __ Printed One Side
             Reports"                          Revisions:  No
                                               Delivery:   On board each
                                                           Aircraft

4.      Dispatch Deviation                     Format:     __ Printed Two Sides
        Procedures Guide                       Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

5.      Flight Crew Training Manual            Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

6.      Performance Engineer's                 Format:     2  Printed Two Sides
        Manual                                 Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 3

Item              Description                                Quantity
----              -----------                                --------


7.      Jet Transport                          Format:     2  Printed Two Sides
        Performance Methods                    Revisions:  Yes
        (Common to other models,               Delivery:   90 days prior to
         quantity indicates total                          delivery of First
         requested)                                        Aircraft

8.      FMC Supplemental                       Format:     2  Printed Two Sides
        Data Document                          Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

9.      Operational Performance
        Software (OPS)

        a.   Inflight and Report               Format:     1  9 Track Magnetic
             (INFLT/REPORT) Software                          Tape in ASCII
                                                              Format
                                                           1  3.5 Inch (1.44MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  3.5 Inch (1.4MB)
                                                              Macintosh Diskette
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

        b.   Airplane Performance              Format:     1  9 Track Magnetic
             Monitoring (APM/HISTRY)                          Tape in ASCII
             Software                                         Format
                                                           1  3.5 Inch (1.44MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  5.25 Inch (1.2MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  3.5 Inch (1.4MB)
                                                              Macintosh Diskette
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft


P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 4

Item              Description                                Quantity
----              -----------                                --------

        c.   Takeoff Analysis Software         Format:     1  9 Track Magnetic
                                                              Tape in ASCII
                                                              Format
                                                           1  3.5 Inch (1.44MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  5.25 Inch (1.2MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  3.5 Inch (1.4MB)
                                                              Macintosh Diskette
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

        d.   Landing Analysis Software         Format:     1  9 Track Magnetic
                                                              Tape in ASCII
                                                              Format
                                                           1  3.5 Inch (1.44MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  5.25 Inch (1.2MB)
                                                              IBM Compatible
                                                              Diskette
                                                           1  3.5 Inch (1.4MB)
                                                              Macintosh Diskette
                                               Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

10.     ETOPS Guide Vol. III                   Format:     Printed Two Sides
        (Operational Guidelines                Revisions:  No
         and Methods)                          Delivery:   90 days after signing
                                                           Purchase Agreement

B.      MAINTENANCE

1.      Aircraft Maintenance Manual

        a.   Advance Representative            Format:     __  Printed
             Copy (Check One)                              __  Microfilm, 16mm
                                                           __  duplicate
                                                           __  Digital Format
                                               Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 5

Item              Description                                Quantity
----              -----------                                --------


        b.   Customized Master

             Check if required: __                         1  Microfilm, 16mm
                                                              Master
             Check if required: __                         1  Digital Format
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery first
                                                           Aircraft

        c.   Customized Manual                 Format:     __ Printed Two Sides
                                                           __ Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery first
                                                           Aircraft

2.      Wiring Diagram Manual

        a.   Advance Representative            Format:     __ Printed
             Copy                              Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

        b.   Customized Master

             Check if required:__                          1  35mm Aperture
                                                              Cards of All
                                                              Wiring Diagrams
                                                              and Charts
             Check if required:__                          1  EDP Portion, 16mm
                                                              Microfilm Master
             Check if required:__                          1  Entire Manual,
                                                              16mm Microfilm
                                                              Master
             Check if required:__                          1  Digital Format

                                               Revisions:  Yes, until 90 days
                                                           after delivery of
                                                           last Aircraft
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft


P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 6

Item              Description                                Quantity
----              -----------                                --------

        c.   Customized Manual                 Format:     __ Standard Printed
                                                              Copies of Entire
                                                              Manual
                                                           __ Standard Printed
                                                              Copies of all
                                                              Sections
                                                              Except EDP Portion
                                                           __ EDP Portion, 16mm
                                                              Microfilm
                                                              Duplicate
                                                           __ Entire Manual,
                                                              16mm Microfilm
                                                              Duplicate
                                               Revisions:     Yes, until 90 days
                                                              after delivery of
                                                              last Aircraft
                                               Delivery:      Concurrent with
                                                              delivery of first
                                                              Aircraft

3.      System Schematics Manual

        a.   Advance Representative            Format:     __ Printed
             Copy                              Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

        b.   Customized Master

             Check if required:__                          1  35mm Aperture
                                                              Cards
                                                              of all Schematics
             Check if required:__                          1  Digital Format
                                               Revisions:  Yes, until 90 days
                                                           after delivery of
                                                           last Aircraft only
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

        c.   Customized Manual                 Format:     Printed Two Sides
                                               Revisions:  Yes, until 90 days
                                                           after delivery of
                                                           last Aircraft only
                                                           __ Microfilm, 16mm
                                                              Duplicate
                                                           __ Microfilm, 16mm
                                                              Master
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 7

Item              Description                                Quantity
----              -----------                                --------

4.      Connector Part Number                  Format:     __ Printed Two Sides
        Options Document                                   Revisions: Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft
5.      Structural Repair Manual               Format:     __ Printed Two Sides
                                                           __ Printed One Side
                                                           __ Microfilm, 16mm
                                                           __ Duplicate
        Check if required:                                 1  Microfilm, 16mm
                                                              Master
        Check if required:                                 1  Magnetic Tape
                                                           __ Text (Print File
                                                              Format)
                                                           __ Illustrations (CGM
                                                              Format)
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 8

Item              Description                                Quantity
----              -----------                                --------

6.      Component Maintenance/                 Format:     __ Printed Two Sides
        Overhaul Manual                                    __ Microfilm, 16mm
                                                              Duplicate
                                                           1  Microfilm, 16mm
                                                              Master
                                               Revisions:     Yes
                                               Delivery:      90 days prior to
                                                              delivery of firs
                                                              Aircraft

7.      Chapter 20 Standard                    Format:     __ Printed Two Sides
        Overhaul Practices                                 __ Printed One Side
        Manual (Common to other                            __ Microfilm, 16mm
        models, quantity indicates                            Duplicate
        total requested)

        Check if required:__                               1  Microfilm, 16mm
                                                              Master
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

8.      Chapter 20 Standard                    Format:     __ Printed Two Sides
        Wiring Practices Manual                            __ Microfilm, 16mm
        (Common to other models,                           __ Duplicate
         quantity indicates total
         requested)

        Check if required: __                              1  Microfilm, 16mm
                                                              Master
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 9

Item              Description                                Quantity
----              -----------                                --------

9.      Nondestructive Test Manual             Format:     __ Printed Two Sides
                                                           __ Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate
        Check if required:__                               1  Microfilm, 16mm
                                                              Master
        Check if required:__                               1  Magnetic Tape
                                                              Text (Print File
                                                              Format)
                                                           __ Illustrations (CGM
                                                              Format)
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

10.     Service Bulletins                      Format:     __ Printed Two Sides
                                                           __ Digital Format
                                               Revisions:  Yes
                                               Delivery:   As developed by
                                                           Boeing

11.     Service Bulletin Index                 Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

12.     Corrosion Prevention Manual            Format:     __ Printed Two Sides
                                                           __ Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate

        Check if required:__                               1  Microfilm, 16mm
                                                              Master
        Check if required:__                               1  Magnetic Tape
                                                           __ Text (Print File
                                                              Format)
                                                           __ Illustrations (CGM
                                                              Format)
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

13.     Fuel Measuring Stick                   Format:     __ Printed One Side
        Calibration Document                   Revisions:  Yes
                                               Delivery:   Concurrent with
                                                           delivery of first
                                                           Aircraft.
        Check One:
             US Gallons __

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 10

Item              Description                                Quantity
----              -----------                                --------


             Imperial Gallons __
             Pounds           __
             Kilograms        __
             Liters           __

14.     Power Plant Buildup Manual             Format:     __ Printed Two Sides
                                                           __ Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate
        Check if required:                                 1  Microfilm, 16mm
                                                              Master
        Check if required:                                 1  Digital Format
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

15.     FMS BITE Manual

        a.   Advance Representative            Format:     __  Printed Two Sides
             Copy                              Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

        b.   Customized Manual                 Format:     __ Printed Two Sides
                                                           __ Microfilm,
                                                              16mm Duplicate
                                                           __ Microfilm, 16mm
                                                              Master

                                               Delivery:   90 days prior to
                                                           delivery first
                                                           Aircraft

16.     In Service Activities                  Format:     Printed Two Sides
        Report                                 Revisions:  No
                                               Delivery:   Issued Quarterly

17.     All Operator Letter                    Format:     Printed One or Two
                                                           Sides
                                               Revisions:  Yes
                                               Delivery:   As developed by
                                                           Boeing

18.     Service Letters                        Format:     __ Printed One or Two
                                                              Sides
                                               Revisions:  Yes
                                               Delivery:   As developed by
                                                           Boeing

19.     Structural Item                        Format:     __ Printed One or Two
                                                              Sides
P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 11

Item              Description                                Quantity
----              -----------                                --------

        Interim Advisory                       Revisions:  Yes
                                               Delivery:   As developed by
                                                           Boeing

20.     Maintenance Tips                       Format:     2  Printed One or Two
                                                              Sides
                                               Revisions:  Yes
                                               Delivery:   As developed by
                                                           Boeing

21.     Combined Index                         Format:     __ Printed 2 Sides
                                                           __ Digital Format

C.      MAINTENANCE PLANNING

1.      Maintenance Planning                   Format:     __ Printed Two Sides
        Data (MPD) Documents                               __ Microfilm, 16mm
                                                              Duplicate
                                               Revisions:  Yes
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

2.      Maintenance Planning Data              Format:      1 Digital Format
        Tasks Masterfile                       Revisions:   Yes
                                               Delivery:    90 days after
                                                            signing Purchase
                                                            Agreement

3.      Maintenance Task Cards

        a.   Advance                           Format:     __ Printed One Side
             Representative Copy
                                               Revisions:  No
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

        b.   Customized Masters

             Check if required:__              Format:     1  Microfilm, 16mm
                                                              Master
             Check if required:__                          1  Digital Format

        c.   Customized Cards                  Format:     __ Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 12

Item              Description                                Quantity
----              -----------                                --------

4.      Maintenance Task Card                  Format:     1  Printed Two Sides
        Index                                  Revisions:  First Revision Only
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

5.      Maintenance Inspection                 Format:     __ Printed Two Sides
        Interval Reports                       Revisions:  Yes
        (Common with other models              Delivery:   90 days prior to
         quantity indicates total                          delivery of first
         requested)                                        Aircraft

D.      SPARES

1.      Illustrated Parts Catalog              Format:     __ Printed Two Sides
             (Select one format only)                         Printed One Side
                                                           __ Microfilm, 16mm
                                                              Duplicate
             Check if required:                            1  Microfilm, 16mm
                                                              Master
                                               Revisions:  Yes, until 90 days
                                                           after delivery of
                                                           last Aircraft only
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

2.      Standards Books                        Format:     __ Printed Two Sides
        (Unless previously provided                        __ Microfilm, 16mm
        pursuant to other                                     Duplicate
        agreements, in which case
        applicable supplements
        will be provided)                      Revisions:  Yes
        (Select one format only)               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 13

Item              Description                                Quantity
----              -----------                                --------


E.      FACILITIES AND EQUIPMENT PLANNING

1.      Facilities and Equipment               Format:     __ Printed Two Sides
        Planning documents                     Revisions:  Yes
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

2.      Special Tool and Ground                Format:     __ Microfilm, 35 mm
        Handling Equipment Drawings                           Duplicate in
                                                              Aperture Card
                                                              Format
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

3.      Special Tool and Ground                Format:     __ Printed Two Sides
        Handling Equipment                     Revisions:  Yes
        Drawing Index                          Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

4.      Supplementary Tooling                  Format:     __ Printed Two Sides
        Documentation (Common                  Revisions:  Yes
        to other models,                       Delivery:   90 days prior to
        quantity indicates                                 delivery of first
        total requested)                                   Aircraft

5.      System Test Equipment                  Format:     __ Printed One Side
        Document                               Revisions:  Yes
                                               Delivery:   90 days after signing
                                                           Purchase Agreement

6.      Illustrated Tool and                   Format:     __ Printed One Side
        Equipment List/Manual                              __ Printed Two Sides
                                                           __ Microfilm, 16mm
                                                              Duplicate

             Check if Required __                          1  Microfilm,
                                                              16mm Master
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

7.      Aircraft Recovery Document             Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 14

Item              Description                                Quantity
----              -----------                                --------

8.      Airplane Characteristics               Format:     __ Printed Two Sides
        for Airport Planning                   Revisions:  Yes
                                               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

9.      Airplane Rescue and                    Format:     __ Printed Two Sides
        Fire Fighting Document                 Revisions:  Yes
        (Common to other models,               Delivery:   90 days prior to
         quantity indicates                                delivery of first
         total required)                                   Aircraft

10.     Engine Handling Document               Format:     __ Printed Two Sides
                                               Revisions:  Yes
                                                Delivery:  90 days after signing
                                                           Purchase Agreement

F.      CONFIGURATION, MAINTENANCE             Format:     __ Printed Two Sides
        AND PROCEDURES FOR                     Revisions:           Yes
        EXTENDED RANGE OPERATION               Delivery:   90 days prior to
                                                           delivery of first
                                                           Aircraft

G.      ETOPS Guide Vol. I                     Format:     __ Printed Two Sides
       (Configuration, Maintenance             Revisions:  No
        and Procedures Supplement)             Delivery:   90 days after signing
                                                           Purchase Agreement

H.      ETOPS Guide Vol. II                    Format:     __ Printed Two Sides
        (Maintenance Programs                  Revisions:  No
         Guidelines) (Common                  Delivery:    90 days after signing
         to other models,                                  Purchase Agreement
         quantity indicates
         total required)

I.      COMPUTER SOFTWARE INDEX                Format:     __ Printed Two Sides
        (Common to other models,               Revisions:  Yes
         quantity indicates                    Delivery:   Concurrent with
         total required)                                   delivery of first
                                                           Aircraft
P.A. No. 1947
K/WPA

Attachment to
Part D of Exhibit C to
Purchase Agreement No. 1947
Page 15

Item              Description                                Quantity
----              -----------                                --------

J.      SUPPLIER TECHNICAL DATA

        1.   Service Bulletins

        2.   Ground Support Equipment
             Data

        3.   Provisioning Information

        4.   Component Maintenance/
             Overhaul Manuals

        5.   Component Maintenance/
             Overhaul Manuals Index
             (Common to other models,
             quantity indicates
             total required)

        6.   Publications Index

        7.   Product Support
             Supplier Directory
             (Common to other models,
             quantity indicates
             total required)

P.A. No. 1947
K/WPA

                                     PART E

                 BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.           Buyer's Indemnification Of Boeing.

             Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

             1.1 With regard to training, services and obligations, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

2.           Buyer's Insurance.

             Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:


P.A. No. 1947                          C
K/WPA                                 E-1

             2.1         Hull All Risk; Hull War & Allied Perils Insurance.

                         Insurers and/or reinsurers will hold harmless and waive
all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

             2.2         Aircraft Liability Insurance.

                         (a)         To name Boeing as an additional  insured in
connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

                         (b)         To  provide  that  the  insurance  arranged
herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

                         (c)         To  provide  that  all  provisions  of  the
insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

                         (d)         To provide that no act, omission, breach of
any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

             2.3         For Coverages Specified in 2.1 and 2.2.

                         (a)         Acknowledgment  that  the  insurers  and/or
reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

                         (b)         To   give   30  day   written   notice   of
cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

                         (c)         That  Boeing  will  not  be responsible for
payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.


P.A. No. 1947                          C
K/WPA                                 E-2

                         (d)         For the purpose of this Part E, "Boeing" is
defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

P.A. No. 1947                          C
K/WPA                                 E-3

                                     PART F

                     Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

             1. a labor stoppage or dispute in progress involving Buyer exists;

             2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

             3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

             4. the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

             5. the United States Government refuses Boeing permission to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

P.A. No. 1947                          C
K/WPA                                 F-1